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                                                                EXHIBIT h(43)(e)

                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds (formerly "AIM Variable Insurance Funds, Inc."), a Delaware trust, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER                               SEPARATE ACCOUNTS                       POLICIES FUNDED BY THE
THE POLICIES                                        UTILIZING THE FUNDS                     SEPARATE ACCOUNTS
--------------------------------------------------- --------------------------------------- -----------------------------------
AIM V.I. Capital Appreciation Fund                  Fulcrum Account of First Allmerica      A3025-96GRC
AIM V.I. Value Fund                                 Financial Life Insurance Company
AIM V.I. Growth Fund
AIM V.I. International Equity Fund                  --------------------------------------- -----------------------------------
AIM V.I. High Yield Fund                            FUVUL Separate Account of First         1036.NY-99GRC
AIM V.I. Dent Demographic Trends Fund               Allmerica Financial Life Insurance
AIM V.I. Aggressive Growth Fund                     Company
AIM V.I. Blue Chip Fund

                                                    --------------------------------------- -----------------------------------
                                                    Separate Account VA-P of First          Pioneer Vision; Pioneer C-Vision;
                                                    Allmerica Financial Life Insurance      and Pioneer XtraVision; A3030-99;
                                                    Company                                 Pioneer No-Load

                                                    --------------------------------------- -----------------------------------
                                                    Separate Account VA-K(Delaware) of      Delaware Medallion; Delaware
                                                    First Allmerica Financial Life          Golden Medallion; A3030-99;
                                                    Insurance Company                       Delaware No-Load
                                                    --------------------------------------- -----------------------------------
                                                    Separate Account VA-K of First          A3030-99; Agency Ultimate
                                                    Allmerica Financial Life Insurance      Advantage; Advantage; ExecAnnuity;
                                                    Company                                 First Union VIA; Annuity Scout Fund
                                                                                            Quest
                                                    --------------------------------------- -----------------------------------
                                                    Group VEL Account                       Executive Solutions
                                                    --------------------------------------- -----------------------------------
                                                    Select Separate Account                 Select Reward; Secondary B/D
                                                    --------------------------------------- -----------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: 10/4/00
                -------



                                             AIM VARIABLE INSURANCE FUNDS


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


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                                             A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ MICHAEL J. CEMO
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Michael J. Cemo
Title: Assistant Secretary                   Title: President


(SEAL)

                                             FIRST ALLMERICA FINANCIAL LIFE
                                             INSURANCE COMPANY


Attest: /s/ BETH CHENEVERT                   By: /s/ RICHARD M. REILLY
       -----------------------------            --------------------------------
Name:  Beth Chenevert                        Name:  Richard M. Reilly
Title: Administrative Assistant              Title: Vice President



(SEAL)
                                             ALLMERICA INVESTMENTS, INC.


Attest: /s/ BETH CHENEVERT                   By: /s/ WILLIAM F. MONREE, JR.
       -----------------------------            --------------------------------
Name:  Beth Chenevert                        Name:  William F. Monree, Jr.
Title: Administrative Assistant              Title: President



(SEAL)